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                                                                   EXHIBIT 10.27


                             STOCKHOLDERS AGREEMENT

         This Stockholders Agreement (this "Agreement") is entered into effective as of March 14, 2000, by and among Tactica International, Inc., a Nevada corporation ("Company"), Helen of Troy, LLC, a Nevada limited liability company ("HoT"), Avi Sivan ("Sivan"), Prem Atma Ramchandani ("Ramchandani"), Avraham Ovadia ("Ovadia"), APA International, LLC, a Delaware limited liability company ("APA," together with Sivan, Ramchandani and Ovadia, the "Founding Group") and each other holder of record of Securities (as defined in Article 1 below) who has executed this Agreement or a separate agreement to be bound by the terms of this Agreement, whether such separate agreement is executed on the date of this Agreement or some earlier or later date (HoT, the members of the Founding Group and such other holders of record of Securities are sometimes referred to in this Agreement collectively as the "Stockholders" and each individually as a "Stockholder").

                             PRELIMINARY STATEMENTS

         A. The Stockholders own Securities.

         B. The Company and the Stockholders have agreed to impose certain restrictions on the transferability of the Securities.

         C. The Stockholders have agreed to vote their Securities in accordance with the terms set forth in this Agreement.

         D. The parties hereto have agreed to certain other matters provided in this Agreement.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the respective meanings indicated:

         "Affected Stockholder" means any Stockholder who undergoes a Buyout Event or Buy Back Event, as the case may be.

         "Affiliate" has the meaning provided in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

         "Agreement" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Appraised Value" means, as to any Securities or non-monetary consideration, the fair market value of such Securities or non-monetary consideration as determined by an Independent Financial Expert selected by the board of directors of the Company; provided, however, if the Subject Stockholder shall object to such determination within ten days after being notified thereof by the Company, such Subject Stockholder shall within such ten-day period select an Independent Financial Expert to determine the fair market value of such Securities or non-monetary consideration on behalf of the Subject Stockholder. In the event that the Independent Financial Experts selected by the Company, on the one hand, and the Subject Stockholder on the other hand, cannot agree on the fair market value of such Securities or non-monetary consideration, then the two Independent Financial



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Experts shall mutually select a third Independent Financial Expert to determine the fair market value of such Securities or non-monetary consideration, and the value selected by such third firm shall be binding on all of the parties hereto. Each such Independent Financial Expert may use any customary method of determining fair market value. The cost of the Independent Financial Expert selected by the Company shall be paid by the Company (unless the Subject Stockholder accepts the determination of the Company's Independent Financial Expert, in which event such Subject Stockholder shall pay one-half the cost of such expert or, if there is more than one such Subject Stockholder, such cost shall be allocated equally among all such Subject Stockholders), the cost of the Independent Financial Expert, if any, selected by the Subject Stockholder shall be paid by such Subject Stockholder, and the cost of the Independent Financial Expert, if any, mutually selected by the two Independent Financial Experts appointed by the Company, on the one hand, and the Subject Stockholder on the other hand, shall be paid one-half by the Company and one-half by such Subject Stockholder. Notwithstanding the foregoing, the Company, HoT and the Subject Stockholder may determine the Appraised Value without retaining an Independent Financial Expert, which determination shall be binding upon all of the parties hereto. Notwithstanding anything herein to the contrary, any calculation of Appraised Value of Securities shall be made (a) based on what on willing buyer and willing seller not under compulsion to sell or buy would pay for such Securities and further assuming all of the Company's securities are sold in a single transaction and/or (b) without consideration of a minority discount or any restrictions applicable to such Securities under this Agreement. Notwithstanding anything herein to the contrary, upon a rescission of a Call or Put pursuant to Sections 4.1(c) or 4.2(c) respectively, the party or parties rescinding such election shall be responsible for all costs of all Independent Financial Experts and shall reimburse all costs of Independent Financial Experts borne by the Company and the other parties in determining the Appraised Value.

         "Associate" has the meaning provided in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

         "Average Trading Price" means the average of the closing sale price of a share of Parent Common Stock on Nasdaq, as reported by Nasdaq, for the 20 consecutive trading days ending one trading day immediately preceding the date of the Exit Exchange Closing.

         "Bankrupt Stockholder" means any Stockholder (a) that (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceedings;
(iv) files a petition or answer seeking for such Stockholder a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Stockholder in a proceeding of the type described in subclauses (i) through (v) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of such Stockholder's or of all or any substantial part of such Stockholder's properties; or (b) against which, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law has been commenced and 120 days have expired without dismissal thereof or with respect to which, without such Stockholder's consent or acquiescence, a trustee, receiver, or liquidator of such Stockholder or of all or any substantial part of such Stockholder's properties has been appointed and 90 days have expired without the appointment's having been vacated or stayed, or 90 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

         "Buy Back Closing" shall have the meaning provided in Section 8.3.

         "Buy Back Event" shall have the meaning provided in Section 8.1.



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         "Buyout Closing" shall have the meaning provided in Section 5.7.

         "Buyout Event" means (a) the death of a Stockholder, (b) any event in which a Stockholder becomes a Bankrupt Stockholder or (c) the divorce or other termination of the marital relationship of a Stockholder or the death of a spouse of a Stockholder and, in connection therewith, such Stockholder does not succeed to, or otherwise acquire, such Securities of such spouse.

         "Call" shall have the meaning provided in Section 4.1.

         "Call Notice" shall have the meaning provided in Section 4.1.

         "Closing" shall have the meaning provided in Section 2.7.

         "Common Stock" means the Company's Common Stock, par value $.01 per share, and shares of stock or other securities of any class resulting from the reclassification, split, combination or other change thereof, dividends of securities paid thereon and securities of any other issuer received in exchange for such Common Stock in connection with any merger, consolidation, reorganization or acquisition involving the Company.

         "Common Stock Equivalents" means, at any time, rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, which, at such time, are exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities immediately convertible into Common Stock at such time, such Common Stock Equivalents being measured for purposes of this Agreement by the number of shares of Common Stock that a Stockholder is entitled to acquire pursuant to the terms thereof at the time in question.

         "Company" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Compelled Sale Transfer Notice" shall have the meaning provided in
Section 6.2.

         "Compelled Sale Transfer Offer" shall have the meaning provided in
Section 6.1.

         "Consolidated" shall mean when used with reference to any financial term in this Agreement, the amounts signified by such term for all the Company and its subsidiaries determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of the Company includes consolidation with its subsidiaries in accordance with GAAP.

         "Control Transfer" shall have the meaning provided in Section 6.1.

         "Disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition of any Securities or any interest therein, whether voluntary or involuntary, and whether during a Stockholder's lifetime or upon or after his death, including, but not limited to, any Disposition by operation of law, by court order, by judicial process or by foreclosure, levy or attachment.

         "Disposition Notice" shall have the meaning provided in Section 2.1.

         "Exchange" shall have the meaning provided in Section 9.1.

         "Exchanging Stockholder" shall have the meaning provided in Section
9.1.



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         "Exchange Percentage" means the quotient, when expressed as a percentage, equal to (a) the number of Securities of the Exchanging Stockholders subject to an Exit Notice for which Parent has elected to purchase pursuant to
Section 9.2, divided by (b) the total number of Securities of the Exchanging Stockholders subject to such Exit Notice.

         "Exit Exchange Closing" shall have the meaning provided in Section 9.3.

         "Exit Notice" shall have the meaning provided in Section 9.1.

         "Exit Transaction" means the sale of the Company pursuant to which any Person or group (as defined under Section 3(d)(3) of the Securities Exchange
Act) of Persons acquires (a) 100% of the outstanding Securities of the Company or (b) all or substantially all of the Company's assets, in each case whether accomplished directly or indirectly and whether accomplished by purchase of Securities, asset purchase, merger, recapitalization, reorganization or other transaction; provided, however, a Exit Transaction shall not be deemed to include a Control Transfer, which shall be governed by Article 6.

         "Exit Transaction Notice" shall have the meaning provided in Section
7.2.

         "Founding Group" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Founding Group Pledge Agreements" means those certain Pledge Agreements dated on or about the date hereof by and between HoT and each member of the Founding Group, pursuant to which the Securities held by such members have been pledged to HoT as security for indebtedness owing by such member of the Founding Group to HoT.

         "Full Buyout Purchaser" shall have the meaning provided in Section 5.5.

         "Full Founding Group Buyout Purchaser" shall have the meaning provided in Section 5.3.

         "Full Founding Group Purchaser" shall have the meaning provided in
Section 2.2.

         "Full Purchaser" shall have the meaning provided in Section 2.4.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "HoT" shall have the meaning provided in the introductory paragraph of this Agreement.

         "Independent Financial Expert" means any reputable investment bank, accounting firm, or appraiser which (a) is experienced in making determinations such as the Appraised Value, (b) does not (and whose directors, officers, employees, Affiliates and stockholders do not) have a material direct or indirect financial interest in the Company or any Stockholder or in any Affiliate of the Company or any Stockholder, (c) has not been, and at the time it is called upon to give independent financial advice to the Company or any Stockholder, is not (and none of whose directors, officers, employees, Affiliates or stockholders is) a promoter, director, or officer of the Company or any Stockholder or any Affiliate of the Company or any Stockholder and (d) does not provide any advice or opinions to the Company or any Stockholder or any Affiliate of the Company or any Stockholder except as an Independent Financial Expert. The Independent Financial Expert may be compensated by the Company and/or any Stockholder for opinions or services it provides as an Independent Financial Expert.



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         "Loan Agreement" means that certain Loan Agreement dated as of the date hereof by and between HoT and the Company, as amended, restated or otherwise modified from time to time.

         "Media Efficiency Ratio" shall mean, as of any date of determination and with respect to any product of the Company, the quotient of (a) the Net Revenues of such product during the immediately preceding month of the date of determination, divided by (b) the Media Expenditures incurred in respect of such product during the immediately preceding month of the date of determination.

         "Media Expenditures" shall mean with respect to any product of the Company, the television media costs and expenses of the Company and its subsidiaries incurred in connection with such product, in each case as determined on a Consolidated basis in accordance with GAAP applied on an accrual basis and otherwise consistent with the past practice of the Company.

         "Nasdaq" means the NASDAQ National Market.

         "Net Appraised Value" means, with respect to any Exchanging Stockholder, the difference of (a) the Appraised Value (as calculated within 30 days of the date of the applicable Exit Exchange Closing) of all Securities of such Exchanging Stockholder that are subject to the Exit Notice, and (b) the amount that such Exchanging Stockholder owes to the Company or HoT as of the Exit Exchange Closing.

         "Net Income (Loss)" means, for any period, the net income (or loss), after deducting all operating expenses, provisions for taxes and reserves (including reserves for deferred income tax) and all other proper deductions, of the Company for such period (taken as a single accounting period) determined on a Consolidated basis in conformity with GAAP, including any income or loss of any Person accrued prior to the date such Person becomes a subsidiary of the Company or is merged into or consolidated with the Company or all or substantially all of such Person's assets are acquired by the Company.

         "Net Revenues" means, for any period of determination, the gross sale amounts from third party customers for sales by the Company and its subsidiaries of their products, less slotting, buy backs, free goods, returns and discounts for such period, in each case as determined on a Consolidated basis in accordance with GAAP applied on an accrual basis and otherwise consistent with the past practice of the Company.

         "New Securities" means any capital stock of the Company whether now or hereafter authorized, and all rights, options or warrants to purchase capital stock of the Company, and securities or indebtedness of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock of the Company and any units consisting of securities or indebtedness and capital stock of the Company or rights, options or warrants therefor.

         "Offered Securities" shall have the meaning provided in Section 2.1.

         "Parent" shall mean Helen of Troy Limited, a Bermuda company.

         "Parent Common Stock" means the common shares, par value $.10 per share, of Helen of Troy Limited, a Bermuda company.

         "Partial Buyout Purchaser" shall have the meaning provided in Section 5.5.



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         "Partial Founding Group Buyout Purchaser" shall have the meaning provided in Section 5.3.

         "Partial Founding Group Purchaser" shall have the meaning provided in
Section 2.2.

         "Partial Purchaser" shall have the meaning provided in Section 2.4.

         "Permitted Disposition" means:

                  (a) A Disposition of the community property or common law interest of a Stockholder's spouse in all or any part of the Securities to such Stockholder upon the death of such spouse;

                  (b) A Disposition of the community property or common law interest of a Stockholder's spouse in all or any part of the Securities to such Stockholder in connection with the divorce or termination of the marital relationship of the Stockholder and the Stockholder's spouse;

                  (c) A Disposition resulting from a Stockholder's bona fide pledge of all or a portion of his Securities as security for indebtedness of such Stockholder incurred contemporaneously with the making of such pledge, provided that the pledgee shall, prior to the Disposition of Securities, execute and deliver a written agreement which is approved by the Company, to the effect that prior to foreclosing or otherwise realizing upon the Securities so pledged as a result of a default in the payment or other terms of the obligation secured by such pledged Securities, the pledgee will offer to sell such Securities to the Company and the Stockholders (other than the pledging Stockholder) as if the pledgee were a Stockholder proposing to make a Disposition of the Securities in the manner stated in Article 2 herein and the pledging Stockholder shall be bound by and shall join in the conveyance of the pledged Securities so purchased by the Company and/or the other Stockholders;

                  (d) A Disposition by HoT or its Affiliates as a result of the foreclosure or realization upon the Securities pledged by any member of the Founding Group to HoT or its Affiliates pursuant to the Founding Group Pledge Agreements as security for indebtedness owing by such member of the Founding Group to HoT or its Affiliates;

                  (e) A Disposition of Securities by HoT to one or more Affiliates of HoT or to any executive officer of HoT or its Affiliates, provided that each transferee shall, prior to the Disposition of Securities to such transferee, execute and deliver a written agreement which is approved by the Company to the effect that any Securities so disposed of shall continue to be subject to all of the provisions of this Agreement;

                  (f) A Disposition by any member of the Founding Group to any other member of the Founding Group; and

                  (g) A Disposition made pursuant to the terms of this Agreement.

         "Person" means any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government, or any agency or political subdivision of any government.



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         "Preemptive Share" means, in any particular instance, the proportion which the number of shares of Common Stock owned by a Stockholder bears to the total number of shares of Common Stock outstanding, assuming for this purpose that all Common Stock Equivalents owned by such Stockholder and all other outstanding Common Stock Equivalents have been fully exercised, exchanged or converted.

         "Print Media Expenditures" means all newspaper, magazine, catalog and other print medium advertising costs and expenses of the Company and its subsidiaries, in each case as determined on a consolidated basis in accordance with GAAP applied on an accrual basis and otherwise consistent with the past practice of the Company.

         "Pro Rata Part" means, in any particular instance, the proportion which the number of shares of Common Stock owned by a Stockholder (assuming for this purpose that all Common Stock Equivalents owned by such Stockholder have been fully exercised, exchanged, or converted) bears to the aggregate number of shares of Common Stock owned by (a) for purposes of Section 2.2, 2.4 and Section 5.3, all Stockholders (assuming for this purpose that all Common Stock Equivalents owned by all of the Stockholders have been fully exercised, exchanged or converted) then holding an option to purchase Securities under
Section 2.2, 2.4 or Section 5.3 and (b) for purposes of Article 3, all Stockholders (assuming for this purpose that all Common Stock Equivalents owned by all of the Stockholders have been fully exercised, exchanged or converted).

         "Purchase Agreement" means that certain Purchase Agreement dated as of March 14, 2000, among HoT and the Founding Group.

         "Put" shall have the meaning provided in Section 4.2.

         "Put/Call Closing" shall have the meaning provided in Section 4.3.

         "Put Notice" shall have the meaning provided in Section 4.2.

         "Registration Statement" shall have the meaning provided in Section
9.4.

         "Remaining Holder " shall have the meaning provided in Section 6.1.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Common Stock, Common Stock Equivalents and any other securities of the Company of any class or character whatsoever, whether now or hereafter authorized and outstanding.

         "Securities Act" means the Securities Act of 1933, together with any amendments thereto and rules and regulations thereunder and any similar federal statute, rules or regulations in force in the future.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Selling Stockholder" shall have the meaning provided in Section 2.1.

         "Stockholder" or "Stockholders" shall have the meaning provided in the introductory paragraph of this Agreement.



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         "Subject Stockholder" means a Selling Stockholder, an Affected
Stockholder, or other Stockholder whose Securities are subject to a Call, Put or an Exchange in accordance with this Agreement.

         "Substitute Director" shall have the meaning provided in Section 11.2.

         "Total Shares" shall have the meaning provided in Article 3.

         "Third Party" shall have the meaning provided in Section 6.1.

         "Triggering Event" shall have the meaning provided in Section 11.1.

         "Withdrawing Director" shall have the meaning provided in Section 11.2.

2. RESTRICTIONS ON CERTAIN DISPOSITIONS.

         2.1. Right of First Refusal. A Stockholder shall not make or suffer any Disposition (other than a Permitted Disposition) of all or any part of his Securities, whether now owned or hereafter acquired, except in accordance with the terms of this Agreement, and any purported Disposition not made in compliance with this Agreement shall be void and of no force and effect. Each time a Stockholder proposes to make or suffers any Disposition of all or any portion of his Securities (other than a Permitted Disposition) pursuant to an unconditional bona fide third party offer, a gift by such Stockholder, or otherwise, such Stockholder, or in the event of his death or incapacity, any other appropriate Person (the "Selling Stockholder"), shall promptly so inform the Company and all other Stockholders by notice in writing (the "Disposition Notice") stating the number or amount of Securities that are the subject of such proposed Disposition (the "Offered Securities"), the name and address of the proposed transferee and the other terms and conditions of such proposed Disposition, including any consideration proposed to be received for the Offered Securities (and, if the proposed Disposition is to be wholly or partly for consideration other than cash or an indebtedness of any Person, the Disposition Notice shall state the amount of the cash consideration, if any, and shall describe all non-monetary consideration). By giving the Disposition Notice, the Selling Stockholder shall be deemed to have granted to the Company and the Stockholders (other than the Selling Stockholder) an option to purchase the Offered Securities (a) if such Disposition is pursuant to a bona-fide third party offer, at the same consideration and on the same payment terms as are set forth in the Disposition Notice (except that any portion of the consideration set forth in the Disposition Notice which is not cash or indebtedness of the transferee shall be payable in cash at the Appraised Value thereof as of the date of the Disposition Notice) and (b) if such Disposition is other than pursuant to a bona-fide third party offer, at a price equal to the Appraised Value of the Offered Securities. The Company shall notify the Stockholders promptly upon its receipt of any final determination of Appraised Value. Notwithstanding the foregoing, compliance with this Article shall not be required in the case of a Call or Put, which are governed by Article 4, a Buyout Event, a Control Transfer, an Exit Transaction, a Buy Back Event, or an Exchange, which are governed by Articles 5, 6, 7, 8 and 9, respectively.

         2.2. Intention to Exercise by Members of the Founding Group. If the Offered Securities are Securities held by a member of the Founding Group, each remaining member of the Founding Group (other than the Selling Stockholder) shall have until the 30th day following such Stockholder's receipt of any Disposition Notice or the final determination of Appraised Value related to Offered Securities or any non-monetary consideration referenced in the Disposition Notice, whichever is later, to notify the Company and the other Stockholders of the number or amount of such Offered Securities that such Stockholder desires to purchase. The failure of any member of the Founding Group to submit any notice within the applicable period shall constitute an election on the part of such member of the Founding Group not to purchase any of the Offered Securities to which the requisite notice pertained. In the event all of the members of the Founding Group (other than the Selling



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Stockholder) elect to purchase all or more than all of their respective Pro Rata
Parts of the Offered Securities, then each member of the Founding Group (other than the Selling Stockholder) shall be obligated to purchase such Stockholder's Pro Rata Part of the Offered Securities. In the event any member of the Founding Group (other than the Selling Stockholder) elects to purchase none or less than all of such Stockholder's Pro Rata Part of the Offered Securities, then (x) each Stockholder who elected to purchase less than all of such Stockholder's Pro Rata Part of the Offered Securities ("Partial Founding Group Purchaser") shall be obligated to purchase the number or amount of Offered Securities indicated in such Partial Founding Group Purchaser's notice pursuant to this Section and (y) each Stockholder who elected to purchase all or more than all of such Stockholder's Pro Rata Part of the Offered Securities ("Full Founding Group Purchaser") shall be obligated to purchase the lesser of (i) the number or amount of Offered Securities indicated in such Full Founding Group Purchaser's notice pursuant to this Section or (ii) such Full Founding Group Purchaser's Pro Rata Part of the Offered Securities plus a number or amount of Offered
Securities equal to the product of (A) the difference between the number or amount of Offered Securities constituting the Partial Founding Group Purchasers' aggregate Pro Rata Parts of the Offered Securities minus the aggregate number or amount of Offered Securities that Partial Founding Group Purchasers elected to purchase, multiplied by (B) a fraction the numerator of which shall be the number or amount of Offered Securities that such Full Founding Group Purchaser elected to purchase in excess of his Pro Rata Part of the Offered Securities and the denominator of which shall be the aggregate number or amount of Offered Securities that all Full Founding Group Purchasers elected to purchase in excess of the Full Founding Group Purchasers' aggregate Pro Rata Parts of the Offered Securities.

         2.3. Intention to Exercise by Company. If the Offered Securities are not Securities held by a member of the Founding Group, within 30 days of Company's receipt of any Disposition Notice or the final determination of Appraised Value related to the Offered Securities or any non-monetary consideration referenced in the Disposition Notice, whichever is later, the Company shall notify the Stockholders of the number or amount of Offered Securities that it desires to purchase. If the Offered Securities are Securities held by a member of the Founding Group, the Company shall have until the 30th day following either (a) its receipt of all notices to be provided by members of the Founding Group pursuant to Section 2.2, or (b) the failure of any member of the Founding Group to provide such notice within the applicable time period, as applicable, to notify the Stockholders of the number or amount of remaining Offered Securities that it desires to purchase. The failure of the Company to submit any such notice within the applicable period shall constitute an election on its part not to purchase any of the Offered Securities to which the requisite notice pertained.

         2.4. Intention to Exercise by Other Stockholders. If the Company fails to exercise its option to purchase all of the remaining Offered Securities, each Stockholder (other than the Selling Stockholder and Stockholders who had an option to purchase the Offered Securities pursuant to Section 2.2) shall have until the 30th day following either (a) such Stockholder's receipt of the notice to be provided by the Company pursuant to Section 2.3 or (b) the Company's failure to provide such notice within the applicable time period, as applicable, to notify the Company of the number or amount of remaining Offered Securities that such Stockholder desires to purchase. The failure of any Stockholder to submit any notice within the applicable period shall constitute an election on the part of such Stockholder not to purchase any of the Offered Securities to which the requisite notice pertained. In the event all of the Stockholders (other than the Selling Stockholder and Stockholders who had an option to purchase the Offered Securities pursuant to Section 2.2) elect to purchase all or more than all of their respective Pro Rata Parts of the remaining Offered Securities, then each Stockholder (other than the Selling Stockholder and Stockholders who had an option to purchase the Offered Securities pursuant to
Section 2.2) shall be obligated to purchase such Stockholder's Pro Rata Part of the remaining Offered Securities. In the event any Stockholder (other than the Selling Stockholder and Stockholders who had an option to purchase the Offered Securities pursuant to Section 2.2) elects to purchase none or less than all of such Stockholder's Pro Rata Part of the remaining Offered Securities, then (x) each Stockholder who elected to purchase less than all of such



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Stockholder's Pro Rata Part of the remaining Offered Securities ("Partial
Purchaser") shall be obligated to purchase the number or amount of Offered Securities indicated in such Partial Purchaser's notice pursuant to this Section and (y) each Stockholder who elected to purchase all or more than all of such Stockholder's Pro Rata Part of the remaining Offered Securities ("Full Purchaser") shall be obligated to purchase the lesser of (i) the number or amount of Offered Securities indicated in such Full Purchaser's notice pursuant to this Section or (ii) such Full Purchaser's Pro Rata Part of the remaining Offered Securities plus a number or amount of Offered Securities equal to the product of (A) the difference between the number or amount of Offered Securities constituting the Partial Purchasers' aggregate Pro Rata Parts of the remaining Offered Securities minus the aggregate number or amount of Offered Securities that Partial Purchasers elected to purchase, multiplied by (B) a fraction the numerator of which shall be the number or amount of Offered Securities that such Full Purchaser elected to purchase in excess of his Pro Rata Part of the remaining Offered Securities and the denominator of which shall be the aggregate number or amount of Offered Securities that all Full Purchasers elected to purchase in excess of the Full Purchasers' aggregate Pro Rata Parts of the remaining Offered Securities. In the event that the Stockholders (other than the Selling Stockholder and Stockholders who had an option to purchase the Offered Securities pursuant to Section 2.2) do not elect to purchase the remaining Offered Securities, then the Company may, at its election, purchase all such remaining Offered Securities.

         2.5. Manner of Exercise. Upon determination of the number of Offered Securities to be purchased by the Company and the Stockholders (other than the Selling Stockholder), the Company, on its behalf and, if applicable, on behalf of the Stockholders who are purchasing Offered Securities, shall give notice of exercise or nonexercise to the Selling Stockholder and all other Stockholders within 15 days following the expiration of the last option capable of being exercised pursuant to Sections 2.2, 2.3 or 2.4.

         2.6. Requirement to Purchase All Offered Securities. Notwithstanding any other provision of this Agreement, in no event shall any Selling Stockholder be required to sell any of the Offered Securities to the Company and/or the other Stockholders unless, within the period provided, the Selling Stockholder has been notified that all the Offered Securities will be purchased by the Company or the other Stockholders or both. If either or both the Company and the other Stockholders do not elect to purchase all the Offered Securities, then neither the Company nor the other Stockholders shall have any right or obligation to purchase any of the Offered Securities.

         2.7. Closing. The closing of the purchase and sale of Securities that are being purchased and sold under this Article (the "Closing") shall take place at the Company's principal executive offices on the 10th day following the date of delivery of the notice of acceptance by the Company and the Stockholders pursuant to Section 2.5 (or if such date is a Saturday, Sunday or legal holiday in the state where such offices are located, the first day thereafter that is not a Saturday, Sunday or legal holiday) at 10:00 a.m., local time; provided, however, that if a Person whose Securities are being sold is deceased or mentally incompetent, the Closing shall be delayed as long as is necessary to allow the legal representative, executor or administrator of the Person whose Securities are to be sold to qualify properly as such in order that such legal representative, executor or administrator shall have all necessary authority to convey such Securities. At the Closing, the parties shall take all action necessary to convey such Securities to be transferred in accordance with this Agreement, free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), all as reasonably determined by the Company.

         2.8. Failure to Exercise. If the Company and/or the Stockholders (other than the Selling Stockholder) do not elect to purchase all of the Offered Securities within the period provided, then, subject to Article 3, all of such Offered Securities may be disposed of by the Selling Stockholder to the prospective transferee named in the

Disposition Notice, for the price and on the terms and conditions set forth in the Disposition Notice, at any time within 90 days after the expiration of the period provided for in the notice of the Company to be delivered pursuant to
Section 2.5, provided that each transferee shall, prior to the Disposition of the Offered Securities to such transferee, execute and deliver to the Company a valid and binding agreement, satisfactory to the Company, to become a Stockholder under this Agreement. Each party hereto who becomes a Selling Stockholder agrees to grant to the Company full access to all records of the Selling Stockholder to determine to its satisfaction the terms of any Disposition pursuant to this Section to any transferee named in the Disposition Notice. Any Securities not so disposed of within such 90 day period shall remain subject to all of the provisions of this Agreement.

3. TAG-A-LONG RIGHTS. If the Company and the Stockholders other than the Selling Stockholder do not elect to purchase the Offered Securities in accordance with
Article 2, then in each case involving the sale (other than in Permitted Dispositions) by one or more Stockholders of Common Stock or Common Stock Equivalents representing (in the aggregate) in excess of 5% of the total outstanding Common Stock (assuming for such purpose that all Common Stock Equivalents have been fully exercised, exchanged or converted) in a single transaction or series of related transactions, each Stockholder shall have the right to participate in the Disposition set forth in each applicable Disposition Notice (other than a Disposition described in Section 2.1(b) herein) in a manner such that each Stockholder (including the Selling Stockholder) will be entitled to sell up to his Pro Rata Part of the total number of shares of Common Stock (assuming for this purpose that all Common Stock Equivalents are exercised, exchanged, or converted) to be transferred in the proposed Disposition, as stated in the Disposition Notice (the "Total Shares"). Each Stockholder (other than the Selling Stockholder) shall have until the 10th day following such Stockholder's receipt of the notice to be provided by the Company pursuant to
Section 2.4 herein to notify the Selling Stockholder of his election to participate in such Disposition pursuant to this Article. The failure of any Stockholder to submit such notice within the applicable period shall constitute an election on the part of such Stockholder not to participate in such Disposition. The Selling Stockholder's portion of the Total Shares shall be reduced to the extent necessary to permit the other Stockholders to exercise their rights under this Article 3. If any Stockholder elects to sell less than his Pro Rata Part of the Total Shares, the Selling Stockholder shall be entitled to take up the deficiency. The Disposition shall not be consummated by the Selling Stockholder unless, simultaneously therewith, each other Stockholder who has notified the Selling Stockholder of such other Stockholder's election to participate in such Disposition is permitted to sell his Pro Rata Part of the Total Shares (or such lesser amount of the Total Shares as such other Stockholder may desire) to the transferee stated in the Disposition Notice for the consideration and on the terms set forth in the Disposition Notice.

4. PUT AND CALL AGREEMENTS.

         4.1. Call. Each member of the Founding Group hereby grants to HoT the right and option, exercisable by giving notice upon the terms and conditions and in the manner hereinafter provided, to purchase from the members of the Founding Group and/or their transferees all (but not less than all) of the Securities held by all such Persons, upon the following terms and conditions (the "Call"):

                  (a) At any time on or after the second anniversary of the date hereof through and including the later of (i) the fifth anniversary of the date hereof or (ii) if the Call is prohibited from being exercised by reason of the provisions of Sections 6.1 or 7.1, then 30 days after the expiration of the applicable period provided in Sections 6.2(b) or 7.1, as the case may be, HoT may purchase from the members of the Founding Group and/or their transferees the Securities held by all such Persons for an amount in cash equal to the Appraised Value of such Securities.

                  (b) HoT may exercise the Call by delivering to the Company and the members of the Founding Group and/or their transferees written notice of exercise thereof, which shall set forth HoT's and/or its transferees' estimate of the Appraised Value of such Securities (the "Call Notice").

                  (c) Notwithstanding anything herein to the contrary, if in calculating the Appraised Value of the Securities subject to the Call it is determined that the final Appraised Value of such Securities is 5% or more than the Appraised Value set forth in the Call Notice, HoT may, at its option, rescind its election to exercise the Call within five days after the determination of such final Appraised Value.

         4.2. Put. HoT hereby grants to the members of the Founding Group and/or their transferees the right and option, exercisable by giving notice upon the terms and conditions and in the manner hereinafter provided, to require HoT to purchase from the members of the Founding Group and/or their transferees all (but not less than all) of the Securities held by all such Persons (the "Put"), upon the following terms and conditions:

                  (a) At any time on or after the second anniversary of the date hereof through and including the later of (i) the fifth anniversary of the date hereof or (ii) if the Put is prohibited from being exercised by reason of the provisions of Sections 6.1 or 7.1, then 30 days after the expiration of the applicable period provided in Sections 6.2(b) or 7.1, as the case may be, the members of the Founding Group and/or their transferees may require HoT to purchase the Securities held by all such Persons for an amount in cash equal to the Appraised Value of such Securities.

                  (b) The members of the Founding Group and/or their transferees may exercise the Put by delivering to the Company and HoT and/or its transferees written notice of exercise thereof, which shall set forth such members' and/or their transferees' estimate of the Appraised Value of such Securities (the "Put Notice").

                  (c) Notwithstanding anything herein to the contrary, if in calculating the Appraised Value of the Securities subject to the Put it is determined that the final Appraised Value of such Securities is less than the Appraised Value set forth in the Put Notice by 5% or more, the members of the Founding Group and/or their transferees may, at their option, rescind their election to exercise the Put within five days after the determination of such final Appraised Value.

         4.3. Closing. The closing of the purchase and sale of the Call or Put (the "Put/Call Closing") shall take place at the Company's principal executive offices on the 180th day following the Call Notice or Put Notice, as the case may be (or if such applicable date is a Saturday, Sunday or legal holiday in the state where such offices are located, the first day thereafter that is not a Saturday, Sunday or legal holiday) at 10:00 a.m., local time. At the Put/Call Closing, the parties shall take all necessary action to convey such Securities to be transferred in accordance with this Article, free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), all as reasonably determined by the Company. Each Stockholder agrees that if and when such Stockholder becomes entitled to any amounts pursuant to this Article, any amounts that such Stockholder owes to the Company or HoT shall be deducted from the amounts otherwise payable to such Stockholder at the Put/Call Closing and paid directly to the Company or HoT, as applicable.

5. BUYOUT OPTION.

         5.1. Death; Bankruptcy of a Stockholder. If a Stockholder shall die or become a Bankrupt Stockholder, the Affected Stockholder (or his representative) shall promptly give notice thereof to the Company and the other Stockholders. The Company and the other Stockholders shall have the option to acquire the Securities of the Affected Stockholder in accordance with Sections 5.3, 5.4 and 5.5, at a price equal to the Appraised Value of such Securities. The Company shall notify the Stockholders promptly upon its receipt of any final determination of Appraised Value.

         5.2. Death of a Spouse of Stockholder; Divorce. If a divorce or other termination of marital relationship of a Stockholder shall occur or if a spouse of a Stockholder dies, the Affected Stockholder (or his representative) shall promptly give notice thereof to the Company and the other Stockholders. The Affected Stockholder shall have the option to acquire the Securities of the Affected Stockholder's spouse or former spouse (or his or her representative), by notifying such spouse or former spouse (or his or her representative) of such exercise within 90 days following the occurrence of the Buyout Event. If the Affected Stockholder does not exercise his right, then the Company and the other Stockholders shall have the option to acquire the Securities of the Affected Stockholder's spouse or former spouse (or his or her representative) in accordance with Sections 5.3, 5.4 and 5.5, at a price equal to the Appraised Value of such Securities. The Company shall notify the Stockholders promptly upon its receipt of any final determination of Appraised Value.

         5.3. Intention to Exercise by Members of the Founding Group. If the Affected Stockholder is a member of the Founding Group and either (a) such Affected Stockholder fails to acquire the Securities of the Affected Stockholder's spouse or former spouse (or his or her representative) in accordance with Section 5.2, or (b) the Affected Stockholder dies or is a Bankrupt Stockholder, then each remaining member of the Founding Group whose Securities are not subject to a Buyout Event shall have until the 60th day following such Stockholder's receipt of the notice required pursuant to Section
5.1 or 5.2 to notify the Company and the other Stockholders of the number or amount of the Securities of such Affected Stockholder or Affected Stockholder's spouse or former spouse (or his or her representative), as the case may be, that such Stockholder desires to purchase. The failure of any member of the Founding Group to submit any notice within the applicable period shall constitute an election on the part of such member of the Founding Group not to purchase any of such Securities to which the requisite notice pertained. In the event all of the such remaining members of the Founding Group elect to purchase all or more than all of their respective Pro Rata Parts of such Securities, then each such member of the Founding Group shall be obligated to purchase such Stockholder's Pro Rata Part of such Securities. In the event any such member of the Founding Group elects to purchase none or less than all of such Stockholder's Pro Rata Part of such Securities, then (x) each Stockholder who elected to purchase less than all of such Stockholder's Pro Rata Part of such Securities ("Partial Founding Group Buyout Purchaser") shall be obligated to purchase the number or amount of such Securities indicated in such Partial Founding Group Buyout Purchaser's notice pursuant to this Section and (y) each Stockholder who elected to purchase all or more than all of such Stockholder's Pro Rata Part of such Securities ("Full Founding Group Buyout Purchaser") shall be obligated to purchase the lesser of
(i) the number or amount of such Securities indicated in such Full Founding Group Buyout Purchaser's notice pursuant to this Section or (ii) such Full Founding Group Buyout Purchaser's Pro Rata Part of such Securities plus a number or amount of such Securities equal to the product of (A) the difference between the number or amount of such Securities constituting the Partial Founding Group Buyout Purchasers' aggregate Pro Rata Parts of the such Securities minus the aggregate number or amount of such Securities that Partial Founding Group Buyout Purchasers elected to purchase, multiplied by (B) a fraction the numerator of which shall be the number or amount of such Securities that such Full Founding Group Buyout Purchaser elected to purchase in excess of his Pro Rata Part of such Securities and the denominator of which shall be the aggregate number or amount of such Securities that all Full Founding Group Buyout Purchasers elected to purchase in excess of the Full Founding Group Buyout Purchasers' aggregate Pro Rata Parts of such Securities.

         5.4. Intention to Exercise by Company. If the Affected Stockholder is not a member of the Founding Group, then within 180 days of Company's receipt of the notice required pursuant to Section 5.1 or 5.2, the

Company shall notify the Stockholders of the number or amount of the Securities of the Affected Stockholder or the Affected Stockholder's spouse or former spouse (or his or her representative), as the case may be, that it desires to purchase. If the Affected Stockholder is a member of the Founding Group, the Company shall have until the 120th day following either (a) its receipt of all notices to be provided by members of the Founding Group pursuant to Section 5.3, or (b) the failure of any member of the Founding Group to provide such notice within the applicable time period, as applicable, to notify the Stockholders of the number or amount of remaining Securities of the Affected Stockholder or the Affected Stockholder's spouse or former spouse (or his or her representative), as the case may be, that it desires to purchase. The failure of the Company to submit any such notice within the applicable period shall constitute an election on its part not to purchase any of the Securities to which the requisite notice pertained.

         5.5. Intention to Exercise by Other Stockholders. If the Company fails to exercise its option to purchase all of such remaining Securities, each Stockholder (other than Stockholders whose Securities are subject to a Buyout Event or who had an option to purchase Securities pursuant to Section 5.3) shall have until the 30th day following either (a) such Stockholder's receipt of the notice to be provided by the Company pursuant to Section 5.4 or (b) the Company's failure to provide such notice within the applicable time period, as applicable, to notify the Company of the number or amount of such remaining Securities of the Affected Stockholder or the Affected Stockholder's spouse or former spouse (or his or her representative), as the case may be, that such Stockholder desires to purchase. The failure of any Stockholder to submit any notice within the applicable period shall constitute an election on the part of such Stockholder not to purchase any of such Securities to which the requisite notice pertained. In the event all of such Stockholders elect to purchase all or more than all of their respective Pro Rata Parts of such remaining Securities, then each such Stockholder shall be obligated to purchase such Stockholder's Pro Rata Part of the such remaining Securities. In the event any such Stockholder elects to purchase none or less than all of such Stockholder's Pro Rata Part of such remaining Securities, then (x) each Stockholder who elected to purchase less than all of such Stockholder's Pro Rata Part of such remaining Securities ("Partial Buyout Purchaser") shall be obligated to purchase the number or amount of such Securities indicated in such Partial Buyout Purchaser's notice pursuant to this Section and (y) each Stockholder who elected to purchase all or more than all of such Stockholder's Pro Rata Part of such remaining Securities ("Full Buyout Purchaser") shall be obligated to purchase the lesser of (i) the number or amount of such Securities indicated in such Full Buyout Purchaser's notice pursuant to this Section or (ii) such Full Buyout Purchaser's Pro Rata Part of such remaining Securities plus a number or amount of such Securities equal to the product of (A) the difference between the number or amount of such Securities constituting the Partial Buyout Purchasers' aggregate Pro Rata Parts of such remaining Securities minus the aggregate number or amount of such Securities that Partial Buyout Purchasers elected to purchase, multiplied by (B) a fraction the numerator of which shall be the number or amount of such Securities that such Full Buyout Purchaser elected to purchase in excess of his Pro Rata Part of such remaining Securities and the denominator of which shall be the aggregate number or amount of such Securities that all Full Buyout Purchasers elected to purchase in excess of the Full Buyout Purchasers' aggregate Pro Rata Parts of such remaining Securities. In the event that such Stockholders do not elect to purchase such remaining Securities, then the Company may, at its election, purchase all such remaining Securities.

         5.6. Manner of Exercise. Upon determination of the number of Securities to be purchased by the Company and the other Stockholders, the Company, on its behalf and, if applicable, on behalf of the Stockholders who are purchasing Securities, shall give notice of exercise or nonexercise to the Affected Stockholder (or his or her representative) and all other Stockholders within 15 days following the expiration of the last option capable of being exercised pursuant to Sections 5.3, 5.4 or 5.5.

         5.7. Closing. The closing of the purchase and sale of Securities that are being purchased and sold under this Article (the "Buyout Closing") shall take place at the Company's principal executive offices on the 10th day following the date of delivery of the notice of acceptance by the Company pursuant to Section 5.6 (or if such date is a Saturday, Sunday or legal holiday in the state where such offices are located, the first day thereafter that is not a Saturday, Sunday or legal holiday) at 10:00 a.m., local time; provided, however, that if a Person whose Securities are being sold is deceased or mentally incompetent, the Buyout Closing shall be delayed as long as is necessary to allow the legal representative, executor or administrator of the Person whose Securities are to be sold to qualify properly as such in order that such legal representative, executor or administrator shall have all necessary authority to convey such Securities. At the Buyout Closing, the parties shall take all action necessary to convey such Securities to be transferred in accordance with this Agreement, free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), all as reasonably determined by the Company. Each Stockholder agrees that if and when an Affected Stockholder (or his legal representative, executor or administrator) becomes entitled to any amounts pursuant to this Article, any amounts that such Affected Stockholder owes to the Company shall be deducted from the amounts otherwise payable to such Stockholder at the Buyout Closing and paid directly to the Company.

         5.8. Failure to Exercise. If the Company and/or the other Stockholders do not elect to purchase all of the Securities of the Affected Stockholder or the Affected Stockholder's spouse or former spouse (or his or her representative) within the applicable period provided in this Article, then any Disposition of (a) the community property or common law interest of such Affected Stockholder or Affected Stockholder's spouse in such Securities upon the death of such Affected Stockholder or Affected Stockholder's spouse or (b) such Securities in connection with the divorce or termination of the marital relationship of such Affected Stockholder and Affected Stockholder's spouse to such Affected Stockholder, Affected Stockholder's spouse or the heirs or devisees of such Affected Stockholder or Affected Stockholder's spouse, shall be permitted under this Agreement; provided that each transferee shall, prior to the Disposition of such Securities to such transferee, execute and deliver to the Company a valid and binding agreement, satisfactory to the Company, to become a Stockholder under this Agreement.

6. COME-A-LONG RIGHTS.

         6.1. Come-A-Long Rights. At any time on or after the first anniversary of the date hereof, if any Stockholder or group of Stockholders controlling more than 50% of the Common Stock on a fully diluted basis acting separately as a class shall propose to make a transfer (a "Control Transfer") on an arm's-length basis to an unrelated third party desiring to acquire 100% of the Securities (on a fully diluted basis) of the Company (the "Compelled Sale Transfer Offer") for an amount equal to or greater than US$30,000,000.00, then such Stockholder or Stockholders shall have the right, exercisable as set forth below, to require all of the remaining Stockholders and their transferees that are bound by this Agreement (the "Remaining Holders") to sell all shares of any class of Securities (other than Securities that are not Common Stock or Common Stock Equivalents which the board of directors of the Company elects to exclude from the provisions of this Article) to the third party to whom the transfer is proposed to be made (the "Third Party"). If the Stockholder or Stockholders initiating the sale, exercise the right in connection with a Control Transfer as provided by this Article, (a) neither the Company nor any Stockholder shall have a right of first refusal pursuant to Article 2 in connection with such transfer and (b) none of HoT, the members of the Founding Group or their respective transferees shall have the right to exercise the Put or Call provided in Article 4 or an Exchange provided in Article 9 until the expiration of the applicable time period specified in Section 6.2(b). The consideration to be received by the Remaining Holders for each share of any class of Securities sold pursuant to this Article shall be the same consideration per share of such class to be received by the Stockholder or Stockholders initiating the sale (or, if the Stockholder initiating the sale shall not own any such Securities of the class owned by the Remaining Holders, an amount calculated based upon the number of shares of Common Stock receivable upon conversion or exchange of such Securities of such class), and the terms and conditions of such sale by the Remaining Holders shall be the same as those upon which the Stockholder or Stockholders initiating the sale sell their Securities.

         6.2. Notice. (a) The Stockholder or Stockholders shall cause the Compelled Sale Transfer Offer to be reduced to writing and shall provide a written notice (the "Compelled Sale Transfer Notice") of such Compelled Sale Transfer Offer to each of the Remaining Holders. The Compelled Sale Transfer Notice shall contain written notice of the exercise of the Stockholder's or Stockholders' rights pursuant to Section 6.1, setting forth the consideration per share to be paid by the Third Party and the other terms and conditions of the Compelled Sale Transfer Offer. Within 20 days following the date of the Compelled Sale Transfer Notice, each of the Remaining Holders shall deliver to the Stockholder or Stockholders designated in the Compelled Sale Transfer Notice certificates representing the Securities (except as contemplated above in this Article) held by such Remaining Holder, duly endorsed (and in the case of options or warrants, after exercise thereof), together with all other documents required to be executed in connection with such Compelled Sale Transfer Offer or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such certificates pursuant to this Article at the closing for such Compelled Sale Transfer Offer against delivery to such Remaining Holder of the consideration therefor, to the extent permitted by applicable law. In the event that a Remaining Holder should fail to deliver such certificates as aforesaid, the Company shall cause the books and records of the Company to show that such Securities are bound by the provisions of this Article and that such Securities shall be transferred only to the Third Party upon surrender for transfer by the Remaining Holder thereof.

                  (b) If within 150 days (or such longer period not exceeding 210 days as may be necessary to comply with any applicable provisions of any insurance regulatory authority, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or other applicable regulatory requirements) after the Stockholder or Stockholders give the Compelled Sale Transfer Notice, they have not completed the sale of all the Securities to be transferred, the Stockholder or Stockholders shall return to each of the Remaining Holders all certificates representing Securities that such Remaining Holder delivered for sale pursuant hereto, and all the restrictions on sale or other disposition contained in this Agreement with respect to Securities owned by the Stockholder or Stockholders and Remaining Holders shall again be in effect.

                  (c) Promptly after the consummation of the sale of Securities of the Stockholder or Stockholders and Remaining Holders pursuant to this Article, the Stockholder or Stockholders shall give notice thereof to the Remaining Holders, shall remit to each of the Remaining Holders the net proceeds of the sale of the Securities of such Remaining Holders sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such Remaining Holders.

         6.3. Costs. Each Stockholder will bear such Stockholder's pro-rata share (based on such Stockholder's share of the aggregate proceeds paid in such Control Transfer) of the costs of any Control Transfer pursuant to a Control Transfer to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by Stockholders at their option and on their own behalf and income and other taxes incurred by a Stockholder as a result of the transactions hereunder will not be considered costs of the transaction hereunder and will be borne by the Stockholder or Stockholders incurring such costs or taxes. Except for the foregoing, no Stockholder shall be obligated to bear any material costs in connection with any Control Transfer.

7. EXIT TRANSACTIONS.

         7.1. Exit Transaction. If at any time following the first anniversary of the date hereof, any Stockholder or group of Stockholders controlling more than 50% of the Common Stock on a fully diluted basis acting separately as a class shall propose to initiate an Exit Transaction with an unrelated third party desiring to consummate an Exit Transaction where the fair market value of the aggregate consideration paid or payable in connection therewith is equal to or greater than US$30,000,000.00, then such Stockholder shall have the right, exercisable as set forth below, to require all remaining Stockholders and their transferees bound by this Agreement to participate in such Exit Transaction. In connection with any such Exit Transaction, each Stockholder will consent to and raise no objections against such Exit Transaction and (a) if the Exit Transaction is structured as or includes (i) a merger, consolidation, reorganization or recapitalization of the Company, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation, reorganization or recapitalization of the Company and shall vote in favor of such merger, consolidation, reorganization or recapitalization and shall take all actions reasonably necessary to consummate such merger, consolidation, reorganization or recapitalization, or (ii) a sale of assets, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such sale of assets and shall vote in favor of such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom, and (b) each Stockholder shall take all reasonably necessary or desirable actions in connection with the consummation of the Exit Transaction as are reasonably requested by the Stockholder or Stockholders initiating such Exit Transaction. If the Stockholder or Stockholders initiating the Exit Transaction, exercise the right in connection with a Exit Transaction as provided by this Article, (i) neither the Company nor any Stockholder shall have a right of first refusal pursuant to Article 2 in connection with such Exit Transaction and (ii) none of HoT, the members of the Founding Group or their respective transferees shall have the right to exercise the Put or Call provided in Article 4 or an Exchange provided in Article 8 until the expiration of the 150 days (or such longer period not exceeding 210 days as may be necessary to comply with any applicable provisions of any insurance regulatory authority, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or other applicable regulatory requirements) after the Stockholder or Stockholders give the Exit Transaction Notice. Following the expiration of such 150 day or 210 day period, as applicable, all the restrictions on sale or other disposition contained in this Agreement with respect to Securities owned by the Stockholder or Stockholders shall again be in effect. If the Exit Transaction is structured as or includes a merger, consolidation, reorganization or recapitalization of the Company, the consideration to be received by all Stockholders for each share of any class of Securities sold pursuant to this Article shall be the same consideration per share of such class to be received by the Stockholder or Stockholders initiating the Exit Transaction (or, if the Stockholder initiating the Exit Transaction shall not own any such Securities of the class owned by the other Stockholders, an amount calculated based upon the number of shares of Common Stock receivable upon conversion or exchange of such Securities of such class), and the terms and conditions of such Exit Transaction by the Stockholder or Stockholders initiating such Exit Transaction shall be the same as those upon the other Stockholders.

         7.2. Notice. The Stockholder or Stockholders shall cause the Exit Transaction to be reduced to writing and shall provide a written notice (the "Exit Transaction Notice") of such Exit Transaction to each of the other Stockholders. The Exit Transaction Notice shall contain written notice of the exercise of the Stockholder's or Stockholders' rights pursuant to Section 7.1, setting forth the consideration to be paid for the Company's assets or Securities and the other terms and conditions of the Exit Transaction.

         7.3. Purchaser Representative. If the Company or the Stockholders enter into any transaction for which Rule 506 (or any similar rule then in effect) promulgated by the SEC may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the Stockholders who are not accredited investors (as such term is defined in Rule 501 promulgated by the SEC) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the SEC) reasonably acceptable to the Company. If any Stockholder appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Stockholder declines to appoint the purchaser representative designated by the Company such Stockholder will appoint another purchaser representative, and such Stockholder will be responsible for the fees and expenses of the purchaser representative so appointed.

         7.4. Costs. Each Stockholder will bear such Stockholder's pro-rata share (based on such Stockholder's share of the aggregate proceeds paid in such Exit Transaction) of the costs of any Exit Transaction pursuant to an Exit Transaction to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by Stockholders at their option and on their own behalf and income and other taxes incurred by a Stockholder as a result of the transactions hereunder will not be considered costs of the transaction hereunder and will be borne by the Stockholder or Stockholders incurring such costs or taxes. Except for the foregoing, no Stockholder shall be obligated to bear any material costs in connection with any Exit Transaction.

         7.5. Waiver of Appraisal or Dissenters Rights. EACH STOCKHOLDER HEREBY WAIVES ANY APPRAISAL RIGHTS OR DISSENTER'S RIGHTS RELATED TO AN EXIT TRANSACTION TO WHICH SUCH STOCKHOLDER MAY OTHERWISE BE ENTITLED, WHETHER UNDER NEVADA REVISED STATUTES, NEVADA LAW OR OTHERWISE.

8. BUY BACK.

         8.1. Buyback. (a) Any Stockholder who is or becomes an employee of the Company or HoT, or any of their respective Affiliates, agrees that, if such Stockholder shall voluntarily cease to be an employee of the Company or HoT, or any Affiliate (other than for "Good Reason") or such Stockholder's employment is terminated "for cause" (as each of those terms are defined in the respective employment agreements with such Stockholders) (each, a "Buy Back Event"), the Company shall have an option to purchase any Securities then owned by such former employee Stockholder free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), by notifying the terminated Stockholder of such exercise within 90 days following such Stockholder's termination. The failure of the Company to submit any such notice within the applicable period shall constitute an election on its part not to purchase any of such Securities to which the requisite notice pertained.

         (b) If Ovadia shall, without the prior written consent of the Company and HoT, directly or indirectly, own, manage, operate, join, control or participate in or be connected with, anywhere in the United States, as an officer, employee, agent, consultant, sales representative, partner, stockholder, or director of any business enterprise which is, directly or indirectly, in competition with any products sold or distributed by the Company or any of its subsidiaries (also a Buy Back Event), Ovadia shall promptly give notice thereof to the Company and HoT. HoT shall have the option to acquire all (but not less than all) of the Securities of Ovadia free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), by notifying Ovadia of such exercise within 90 days following HoT's receipt of Ovadia's notice pursuant to this subsection. If Ovadia shall incur a Buy Back Event without giving the notice required by this subsection, notice shall be deemed to have been given to the Company and HoT as of the date HoT first learns of such Buy Back Event.

         8.2. Purchase Price. The purchase price for Securities being purchased pursuant to this Article shall be paid in cash and shall be an amount in cash equal to the Appraised Value of such Securities as of (a) the date of termination of such former employee Stockholder's employment or (b) as of the date HoT notifies Ovadia of its intention to acquire his Securities pursuant to
Section 8.1(b), as applicable.

         8.3. Closing. The closing of the purchase and sale of Securities that are being purchased and sold under this Article (the "Buy Back Closing") shall take place at the Company's principal executive offices on the 10th day following the date of delivery of the notice of acceptance by the Company pursuant to Section 8.1 (or if such date is a Saturday, Sunday or legal holiday in the state where such offices are located, the first day thereafter that is not a Saturday, Sunday or legal holiday) at 10:00 a.m., local time; provided, however, that if a Person whose Securities are being sold is deceased or mentally incompetent, the Buy Back Closing shall be delayed as long as is necessary to allow the legal representative, executor or administrator of the Person whose Securities are to be sold to qualify properly as such in order that such legal representative, executor or administrator shall have all necessary authority to convey such Securities. At the Buy Back Closing, the parties shall take all action necessary to convey such Securities to be transferred in accordance with this Agreement, free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), all as reasonably determined by the Company. Each Stockholder agrees that if and when such Stockholder becomes entitled to any amounts pursuant to this Article, any amounts that such Stockholder owes to the Company or HoT shall be deducted from the amounts otherwise payable to such Stockholder at the Buy Back Closing and paid directly to the Company or HoT, as applicable.

9. EXIT EXCHANGE RIGHTS.

         9.1. Exchange. Subject to terms and conditions of Articles 6 and 7 and this Article, at any time after the expiration of the last to expire of the periods set forth in Sections 4.1(a) and 4.2(a) until the second anniversary of the date thereof, the members of the Founding Group (but not less than all, and, in the case of the death of a Founding Group member, his representative) (the "Exchanging Stockholders") then owning Securities shall have the option, exercisable by giving written notice of the exercise thereof to HoT ("Exit Notice"), to require HoT to exchange (each, an "Exchange") all or any portion of their Securities for cash equal to the aggregate Net Appraised Value of all Exchanging Stockholders' Securities subject to such Exit Notice; provided, however, that (a) the members of the Founding Group (and, in the case of the death of a Founding Group member, his representative) shall collectively be entitled to request not more than two Exchanges, and (b) immediately following the closing of, and after giving effect to, the first Exchange, HoT and its Affiliates (other than the Company) shall own either all of such Founding Group members' Securities or at least 80% of all outstanding Securities and 80% of all outstanding Securities having voting rights. Each Exit Notice shall be signed by all Founding Members (and, in the case of the death of a Founding Group member, his representative) and shall specify the number of Securities requested to be subject to the Exchange.

         9.2. Exchange of Parent Stock. Notwithstanding anything herein to the contrary, with respect to any Exchange, at any time prior to the Exit Exchange Closing, Parent shall be entitled, at its option, to purchase from the Exchanging Stockholders all or any portion of the Securities subject to the applicable Exit Notice by giving written notice of the exercise thereof to HoT and the Exchanging Stockholders, which notice shall specify the value or number of Securities that Parent desires to purchase or number of shares of Parent Common Stock that Parent desires to deliver. Parent's obligation under this Section shall be satisfied by Parent delivering to each Exchanging Stockholder at the Exit Exchange Closing that number of fully paid and non-assessable shares of Parent Common Stock equal to the quotient of (a) the Exchange Percentage of the Net Appraised Value of the Securities of such Exchanging Stockholder, divided by (b) the Average Trading Price. No fractional shares shall be issued by reason of an Exchange. All calculations of the number of shares of Parent Common Stock to be issued to each Exchanging Stockholder shall be rounded to the nearest whole share. Upon exercise by Parent of the right to acquire the Exchanging Stockholders' Securities pursuant to this Section 9.2, the amount of cash to be paid by HoT at the Exit Exchange Closing pursuant to Sections 9.1 and
9.3 shall be deemed to be reduced by an amount equal to the Exchange Percentage of the Net Appraised Value.

         9.3. Closing. The closing of an Exchange (the "Exit Exchange Closing") shall take place at the Company's principal executive offices on a date mutually acceptable to HoT and the Exchanging Stockholders but in any event not later than the 180th day following the date of receipt of the Exit Notice by HoT (or if such date is a Saturday, Sunday or legal holiday in the state where such offices are located, the first day thereafter that is not a Saturday, Sunday or legal holiday); provided, however, that if a Person whose Securities are subject to an Exchange is deceased or mentally incompetent, the Exit Exchange Closing shall be delayed as long as is necessary to allow the legal representative, executor or administrator of the Person whose Securities are to be exchanged to qualify properly as such in order that such legal representative, executor or administrator shall have all necessary authority to convey such Securities. At the Exit Exchange Closing, HoT shall deliver to each Exchanging Stockholder the cash calculated pursuant to Section 9.1 and Parent shall deliver to each Exchanging Stockholder the number of shares of Parent Common Stock to be delivered to such Exchanging Stockholder as determined pursuant to Section 9.2, which, in the aggregate, shall be equal to the aggregate Net Appraised Value of all Exchanging Stockholders' Securities subject to the Exit Notice. The parties shall take all action necessary to convey such Securities to be transferred in accordance with this Agreement, free of all liens and encumbrances (other than as set forth in this Stockholders Agreement and, with respect to the members of the Founding Group, the lien granted to HoT pursuant to the Founding Group Pledge Agreements), all as reasonably determined by the Company. Any amounts owing by the Exchanging Stockholder to HoT or the Company and deducted from the determination of cash or in determining the number of shares of Parent Common Stock to be delivered to a Stockholder upon an Exchange in accordance with this Article shall be deemed to be in satisfaction of the amounts owing by such Stockholder to HoT or the Company, as the case may be, and shall be paid to HoT or the Company, as applicable, at the Exit Exchange Closing.

         9.4. Registration Statement. If, pursuant to an Exchange, Parent Common Stock is issued to Exchanging Stockholders:

                  (a) On or before the expiration of 15 days following the Exit Exchange Closing, HoT shall use its reasonable efforts to prepare and file with the SEC a registration statement on Form S-3 (the "Registration Statement") for the shares of Parent Common Stock to be issued to the Exchanging Stockholders in accordance with Section 9.2 and will cause the Registration Statement to become effective at the earliest practical date after the Exit Exchange Closing. Each of HoT and the Exchanging Stockholders shall pay their own expenses incurred in connection with the Registration Statement, including, without limitation, the fees and disbursements of their respective counsel, accountants, and other representatives, except that HoT shall pay any printing, filing, and other fees and expenses incurred in connection therewith. The Exchanging Stockholders shall furnish all information concerning the Exchanging Stockholders as HoT may reasonably request in connection with such actions and the preparation of the Registration Statement. HoT shall maintain the effectiveness of the Registration Statement for the earliest of (i) two (2) years, (ii) when the shares of Parent Common Stock will no longer be considered "restricted stock" within the meaning of Rule 144 of the Securities Act, and when any restrictive legend can be removed, and (iii) once the Exchanging Stockholders sell all shares of Parent Common Stock to be issued to the Exchanging Stockholders and registered under the Registration Statement. HoT shall take any necessary actions under state "blue sky" laws consistent with federal registration.

                  (b) HoT will cause the shares of its common stock included in the Registration Statement to qualify for quotation on Nasdaq.

                  (c) HoT shall notify the Exchanging Stockholders if HoT obtains actual knowledge of the happening of any event or the existence of any fact that would require the making of any changes in or amendments or supplements to the Registration Statement, any post-effective amendment thereto, the prospectus, any prospectus supplement or any document incorporated therein by reference so that, as of such date, the Registration Statement and the prospectus do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading. With respect to the matters set forth in such notice, HoT shall, as promptly as reasonably practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus or Registration Statement so that such prospectus or Registration Statement will not contain any untrue statement or a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Exchanging Stockholder agrees that, upon receipt of any notice from HoT of the happening of any event of the kind described above, each Exchanging Stockholder will forthwith discontinue disposition of Parent Common Stock pursuant to the Registration Statement until such Exchanging Stockholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by HoT that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by HoT, each Exchanging Stockholder will deliver to HoT (at HoT's expense) all copies, other than permanent file copies, then in such Exchanging Stockholder's possession of the prospectus covering such Parent Common Stock at the time of receipt of such notice.

                  (d) Each Exchanging Stockholder shall notify HoT prior to effecting any sale of Parent Common Stock pursuant to the Registration Statement.

         9.5. Termination. The rights and obligations of HoT and the other Stockholders under this Article shall terminate at such time as HoT and its Affiliates (other than the Company) own less than 50% of the issued and outstanding Common Stock. The rights of the members of the Founding Group under this Article are non-transferable except by reason of death and may only be exercised by the members of the Founding Group and, in the case of the death of such member, his representative. If a member of the Founding Group or, in the case of the death of such member, his representative, ever ceases to be the owner of Securities prior to the Exit Exchange Closing, the rights of such member or representative and the obligations of HoT with respect to such member shall cease with respect to this Article.

10. PREEMPTIVE RIGHTS.

         10.1. Grant of Right. The Company hereby grants to each Stockholder the preemptive right to purchase up to such Stockholder's Preemptive Share of any New Securities which the Company may, from time to time, propose to sell or issue.

         10.2. Exercise of Right. In the event the Company proposes to undertake an issuance or sale of New Securities, it will give each Stockholder written notice of its intention, describing the type of New Securities, and the price and the general terms upon which the Company proposes to issue or sell the same. Each Stockholder will have 30 days from the date such notice is given to give the Company written notice of such Stockholder's election to purchase all or any portion of the Stockholder's Preemptive Share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased; provided, however, that if the price so specified is payable in whole or in part in property (which term shall include the securities of any other issuer) other than cash, then

Stockholders who desire to exercise their preemptive rights shall pay cash, in lieu of such property, at the fair market value of such property as determined by the Company's board of directors in good faith. Any Stockholder who does not give such notice within such 30-day period shall be deemed to have waived his or its preemptive rights with respect to such New Securities, provided the Company consummates the issuance thereof within 120 days after the expiration of such 30-day period at a price equal to or higher than the price specified in the notice given to the Stockholders by the Company under this Section.

         10.3. Termination. Notwithstanding the foregoing provisions of this Article, this Article shall terminate at such time as (a) no member of the Founding Group owns any Securities and (b) neither HoT nor any of its Affiliates owns any Securities.

11. VOTING AGREEMENT.

         11.1. Board of Directors. Each Stockholder agrees that such Stockholder shall vote all Securities having voting rights now or hereafter owned by such Stockholder at any meeting of Stockholders of the Company and in whatever other manner is necessary to ensure that (a) prior to the occurrence of a Triggering Event, the board of directors of the Company shall at all times consist of four members, two of whom shall be designees of HoT and two of whom shall be designees of the Founding Group and (b) from and after the occurrence of a Triggering Event, the board of directors of the Company shall at all times consist of five members, three of whom shall be designees of HoT and two of whom shall be designated by the Founding Group. If any member of the Founding Group who is or becomes an employee of the Company or HoT, or any of their respective Affiliates, shall voluntarily cease to be an employee of the Company or HoT, or any Affiliate (other than for "Good Reason") or such Stockholder's employment is terminated "for cause" (as each of those terms are defined in the respective employment agreements with such Stockholders), such former employee shall thereafter resign from and be ineligible to serve on the board of directors of the Company. For purposes hereof, the term "Triggering Event" shall mean the Company's failure to achieve two or more financial covenants set forth in
Section 6.11 of the Loan Agreement in each month during any three consecutive months during the term of this Agreement.

         11.2. Vacancies. In the event that any director (the "Withdrawing Director") designated by HoT or the Founding Group pursuant to Section 11.1 is unable to serve or, once having commenced serving, withdraws from (or otherwise ceases serving on) the board of directors of the Company, such Withdrawing Director's replacement (the "Substitute Director") on the board of directors of the Company shall be selected by the Stockholder designating such Withdrawing Director. Each of the Stockholders agrees to vote all Securities having voting rights now or hereafter owned by them for the election to the board of directors of the Company of such Substitute Director.

         11.3. Board Committees. The Company hereby agrees that neither it nor its board of directors shall form, create or appoint any committee (including, without limitation, an executive committee) of its board of directors unless (a) prior to the occurrence of a Triggering Event, an equal number of HoT's and the Founding Group's respective designees on the Company's board of directors are appointed and maintained as members of such committee and (b) from and after the occurrence of a Triggering Event, a majority of the members appointed and maintained on such committee are HoT's designees on the Company's board of directors and at least one of the Founding Group's designees on the Company's board of directors is appointed and maintained as a member of such committee.

         11.4. Stockholder Approval Required. Without limiting the other covenants and provisions hereof, each Stockholder covenants and agrees that it and the Company, except upon the prior written consent of each of (a) HoT and its Affiliates (other then the Company) then holding Securities having voting rights and (b) the holders of a majority of all outstanding Securities having voting rights then held by all members of the Founding Group, shall not (and shall not cause any directors to):

                  (a) Issue, agree to issue, reserve for issuance, or authorize the issuance of (i) any additional Securities, whether presently or hereafter authorized and whether authorized and unissued shares or treasury shares, (ii) any Security convertible into or exchangeable for any Securities, or (iii) any options, warrants or rights to acquire any Securities; provided, however, that this subsection shall not apply if HoT has determined in good faith that an additional cash investment is reasonably required by the Company and HoT is not obligated to loan such additional amounts to the Company pursuant to the Loan A Commitment (as defined in the Loan Agreement);

                  (b) Cause the Company to be liquidated or dissolved except in connection with an Exit Transaction;

                  (c) Cause the Company to be merged or consolidated with another corporation except in connection with an Exit Transaction;

                  (d) Cause the sale, assignment, lease, or other disposal of all or substantially all of the assets of the Company except in connection with an Exit Transaction;

                  (e) Cause the Company to move its offices from New York, New York;

                  (f) Prior to a Triggering Event, appoint an executive committee or any other committee of the Board of Directors of the Company;

                  (g) Make any material change in the nature of its business as carried out at the date hereof;

                  (h) Except for the transactions contemplated by this Agreement and in connection with the Purchase Agreement and the Loan Agreement, enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any of its officers, directors or Affiliates, any officer or director of any of its Affiliates, or any Associate of any of its Affiliates, officers or directors; and

                  (i) Declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its Securities (or rights, options or warrants to purchase any of its Securities) now or hereafter outstanding, return any capital to its Stockholders, or make any distribution of assets on account of the Securities to its Stockholders, provided however, that nothing herein contained shall prevent the Company from purchasing any Securities of the Company pursuant to the terms hereof.

         11.5. Amendment of Charter or Bylaws. The Articles of Incorporation and/or Bylaws of the Company may be amended and/or restated in accordance with the provisions thereof and in accordance with applicable law; provided, however, that any amendment to the Articles of Incorporation or Bylaws of the Company adversely affecting any member of the Founding Group or HoT or any of its Affiliates (other than the Company) must be consented to in writing by each such Stockholder adversely affected.

         11.6. Approval Required of HoT. Without limiting the other covenants and provisions hereof, each Stockholder covenants and agrees that it and the Company, except upon the prior written consent of HoT and its Affiliates (other then the Company) then holding Securities having voting rights, shall not (and shall not cause any directors to):

                  (a) Cause the Company to make capital expenditures greater than $100,000 individually or greater than $300,000 in the aggregate during any fiscal year of the Company;

                  (b) Cause the Company to make inventory purchases greater than $100,000 in respect of any new product;

                  (c) After the incurrence of $100,000 of Media Expenditures per product, cause the Company to make any Media Expenditure with respect to any product, if at the date of the determination and after giving effect to such Media Expenditure, the Media Efficiency Ratio with respect to such product would at such date of determination be less than 1.80;

                  (d) Cause the Company to make Print Media Expenditures greater than (i) $50,000 in any month during the Company's fiscal year 2000 or
         (ii) $75,000 in any month during the Company's fiscal year 2001; or

                  (e) Make any payments or distributions of any nature whatsoever to, or incur any indebtedness, directly or indirectly, in respect of, any member of the Founding Group or any of its Affiliates and Related Persons (as defined in the Purchase Agreement) except for payments of (i) salary and benefits as provided in the Employment Agreements dated the date hereof between Company and Sivan and Ramchandani and (ii) reimbursement of travel and entertainment expenses incurred on behalf of the Company and in accordance with travel and entertainment policies of the Company.

         11.7. Termination. Notwithstanding the foregoing, the provisions of this Article shall terminate at such time as (a) members of the Founding Group collectively own less than 20% of all outstanding Securities having voting rights or (b) HoT and its Affiliates (other than the Company) own less than 20% of all outstanding Securities having voting rights.

12. OBLIGATION OF STOCKHOLDER'S SPOUSE. The spouse of each Stockholder joins in the execution of this Agreement to evidence his or her knowledge of its existence, and his or her acknowledgment that he or she agrees to the provisions of this Agreement, and that he or she desires to bind his or her interest, if any, in the Securities to the performance of this Agreement. Accordingly, each Stockholder's spouse agrees that in the event of his or her death or the death of the Stockholder, or upon the divorce of such spouse and such Stockholder, or the occurrence of any other event as herein provided, the covenants made in this Agreement shall be, and hereby are, accepted as binding on him or her individually and upon all Persons ever to claim under him or her. However, the foregoing is not intended to, and shall not be construed as, conferring or creating any interest in Securities in the spouse of any Stockholder.

13. FAILURE TO COMPLY. If any Disposition (other than a Permitted Disposition) is purported to be made or suffered without the giving of the Disposition Notice required by this Agreement or complying with Article 5, such purported Disposition shall be void ab initio and of no force and effect. However, without prejudice to the rights of the Company and the other Stockholders to treat such Disposition as void, the Securities which are the subject of such purported Disposition shall be deemed to have been offered to, and an option to purchase such Securities shall be deemed to have been granted to, the Company and the Stockholders (other than the Stockholder making or suffering such Disposition) pursuant to this Agreement as of the date the Company first learns of such purported Disposition, and the Secretary of the Company shall forthwith notify all Stockholders of such Disposition and the date of such notice shall be deemed the date of the Company's receipt of the applicable Disposition Notice or notice required by Article 5 and thereafter the provisions of Articles 2 and 3 or Article 5, as applicable, herein shall be fully effective as to such Securities as if such Disposition Notice or notice required by Article 5 had actually been delivered, provided that the Appraised Value shall be determined as if the Disposition Notice or notice required by
Article 5 had been given on the date the purported Disposition was made or Buyout Event occurred or as if the Disposition Notice or notice required by
Article 5 had been given on the date on which the Company learns of such Disposition, whichever determination results in a lower Appraised Value. In enforcing this provision, the Company may hold and refuse to transfer any Securities or any certificate therefor tendered to it for transfer in addition to, and without prejudice to, any and all other rights or remedies which may be available to it.

14. RIGHT OF OFFSET. Notwithstanding any other provisions of this Agreement, whenever the Company is to pay any sum to any Stockholder, any amounts that such Stockholder owes the Company may be deducted from that sum before payment.

15. TERMINATION. This Agreement shall automatically terminate upon the happening of any of the following events:

         (a) the voluntary or involuntary dissolution of the Company;

         (b) the elimination, by death, Disposition of Securities or otherwise, of all but one Person or entity as a Stockholder;

         (c) the mutual agreement of the Company and the vote of holders of at least 75% of all outstanding Securities having voting rights; provided, however, until the earliest of (i) the exercise of the Put right or Call right pursuant to Article 4 or the Exchange pursuant to Article 9, (ii) the last to expire of the periods set forth in Sections 4.1(a), 4.2(a) and 9.1(a), and (iii) the date that the members of the Founding Group or HoT and its Affiliates (other than the Company) no longer own any Securities, termination pursuant to this subsection shall also require the agreement of each of (A) HoT and its Affiliates (other than the Company) then holding Securities having voting rights and (B) members of the Founding Group then holding Securities having voting rights; or

         (d) The closing of a firm commitment, underwritten initial public offering of the Company's capital stock by the Company to the general public, pursuant to a registration statement that is declared effective under the Securities Act of 1933, as amended.

16. REPRESENTATION OF STOCKHOLDERS. Each Stockholder hereby represents and warrants to the Company and each other Stockholder that, as of the date of such Stockholder's execution of this Agreement, he is the record and beneficial owner of the Securities set forth immediately below the name of such Stockholder on the signature pages hereof, free and clear of all liens, claims, encumbrances and equities of every kind and character whatsoever other than, with respect to the members of the Founding Group, the pledge of such Persons' Securities to HoT as security for the indebtedness owed by such Person to HoT pursuant to the Founders Group Pledge Agreements.

17. LEGEND. Each Stockholder agrees that any certificates representing Securities shall be legended to assure the enforceability of this Agreement, by bearing the following legend on the reverse side of the certificate (as well as a reference in bold-face type to such legend on the face of the certificate):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED MARCH 14, 2000, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT AS

         THEREIN PROVIDED. THE STOCKHOLDERS AGREEMENT ALSO INCLUDES A VOTING AGREEMENT OF THE PARTIES THERETO. THE CORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

18. MISCELLANEOUS.

         18.1. Captions; Arrangements; References. The headings, captions and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms hereof nor affect the meaning thereof. Whenever herein the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender herein shall include each other gender where appropriate. The words "herein," "hereof," and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular part or subdivision hereof. Reference herein to "Articles" and "Sections" are to articles and sections of this Agreement.

         18.2. Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. All notices, requests, demands, claims, and other communications hereunder will be in writing and shall be deemed duly given (a) when sent if by confirmed facsimile; (b) the next business day if by overnight delivery; or (c) five business days after the date when sent if by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth on the signature pages of this Agreement (or at such other address as such party may designate by written notice to all other parties in accordance herewith). Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner provided in this Agreement.

         18.3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEVADA APPLY TO MATTERS OF CORPORATE GOVERNANCE OF THE COMPANY. Any legal action or proceeding with respect to this Agreement shall be brought in any Texas state or federal court sitting in El Paso County, Texas, and, by execution and delivery of this Agreement, the Company and each Stockholder hereby accepts for itself and in respect of his or its Securities, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and each Stockholder hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         18.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and permitted assigns. This Agreement shall be binding upon and inure to the benefit of each other signatory hereto and his respective heirs, representatives, successors, and permitted assigns, and any receiver, trustee in bankruptcy or representative of the creditors of each such Person. Except as specifically permitted herein, no party hereto may assign his rights or obligations hereunder without the consent of the Company and a majority of the shares of Common Stock then subject to this Agreement. Any assignment in violation of the foregoing shall be null and void. If a Stockholder ever ceases to be the owner of Securities, he shall have no rights hereunder unless and until he again becomes an owner of Securities (provided that the foregoing shall in no event affect the applicability of the provisions of this Agreement to the Disposition of Securities by such Stockholder). In the event HoT consummates a Disposition of all of its remaining Securities to a non-Affiliate of HoT in compliance with the terms and conditions hereof (including, without limitation, Article 4), all of HoT's duties and obligations hereunder shall, effective upon such consummation, terminate and be of no further force or effect; provided, however, that Article 4 and Article 9 herein shall continue to be enforceable by or against any such transferee. Parent shall be deemed to be an express third party beneficiary to this Agreement.

         18.5. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         18.6. Amendments. This Agreement may be amended, at any time and from time to time in whole or in part, or terminated, only by an instrument in writing, duly executed by the Company and the vote of holders of at least 75% of all outstanding Securities having voting rights; provided, however, until the earliest of (ii) the closing of the Put or Call pursuant to Article 4 or the second Exchange pursuant to Article 9, (ii) the last to expire of the periods set forth in Sections 4.1(a), 4.2(a) and 9.1(a), and (iii) the date that the members of the Founding Group or HoT and its Affiliates (other than the Company) no longer own any Securities, any amendments to the provisions of Articles 4 and/or 9 shall require the mutual agreement of (A) HoT and its Affiliates (other than the Company) then holding Securities having voting rights and (B) members of the Founding Group then holding Securities having voting rights.

         18.7. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. It is not necessary that each Stockholder execute the same counterpart, so long as identical counterparts are executed by the Company and each Stockholder.

         18.8. Execution of Documents. Whenever Securities are purchased pursuant to this Agreement, the seller or sellers and the buyer or buyers shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such purchase in accordance with the applicable provisions of this Agreement.

         18.9. Continuation of Rights. The failure or refusal of a party hereto to exercise any right granted in this Agreement with respect to any Securities shall not be deemed a waiver of the right to exercise future rights which may arise hereunder with respect to such Securities.

         18.10. Enforcement. It is specifically agreed and understood that monetary damages would not adequately compensate the Company and the non-breaching Stockholders for the breach of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto and his successors, heirs, representatives and assigns waive any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

         18.11. Costs. In the event attorneys' fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

         18.12. Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions, and understandings other than the Purchase Agreement, which shall continue in full force and effect.

         18.13. Cumulative Rights. The rights of the Company under this Agreement are cumulative and in addition to all similar and other rights of the Company under other agreements with the Stockholders and others.

                  The parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.


                            COMPANY:

                            TACTICA INTERNATIONAL, INC.

                            By:
                               ------------------------------------------------
                            Name: Avi Sivan
                            Title: President
                            Address:   350 Fifth Avenue
                                       New York, New York 10118
                                       Attn: Mr. Avi Sivan, President
                            Facsimile: (212) 967-7540

                            with a copy to:

                            Helen of Troy, LLC
                            c/o Helen of Troy Texas Corporation
                            One Helen of Troy Plaza
                            El Paso, Texas 79912
                            Attn: Chief Executive Officer
                            Facsimile: (915) 225-8001


                            STOCKHOLDERS:

                            HELEN OF TROY, LLC

                            By:
                               ------------------------------------------------
                            Name: Gerald J. Rubin
                            Title: President and Chief Executive Officer
                            Address:   c/o Helen of Troy Texas
                                       Corporation
                                       One Helen of Troy Plaza
                                       El Paso, Texas 79912
                                       Attn: Chief Executive Officer
                            Facsimile: (915) 225-8001

                            ---------------------------------------------------
                                   Avi Sivan
                            Address:   39 Windsor Road
                                       Great Neck, New York 11021
                            Facsimile:
                                      -----------------------------------------


                            ---------------------------------------------------
                                   Prem Ramchandani
                             Address:   111 Barrow Street, 4A
                                        New York, New York 10014
                             Facsimile:
                                      -----------------------------------------


                             --------------------------------------------------
                                   Avraham Ovadia
                             Address:   190 Old Farm
                                        Sagaponack, New York
                                        11962
                             Facsimile:
                                      -----------------------------------------

                             APA INTERNATIONAL, LLC



                             By:
                                -----------------------------------------------
                             Name: Prem Ramchandani
                             Title: Member
                             Address:  c/o Tactica International, Inc.
                                       350 Fifth Avenue
                                       New York, New York 10118
                                       Attn: Mr. Avi Sivan, President
                            Facsimile: (212) 967-7540

         The spouse of each Stockholder who is not otherwise a party to this Agreement has executed this Agreement as of the date indicated below for the purposes of (a) indicating her understanding of and agreement with the provisions of this Agreement and (b) binding her interest, if any, in the Securities of such Stockholder to the provisions of this Agreement.


Date:  March __, 2000                ------------------------------------------
                                      Regina Sivan, Spouse of Avi Sivan



Date:  March __, 2000                ------------------------------------------
                                      Efrat Ginot, Spouse of Prem Ramchandani



Date:  March __, 2000                ------------------------------------------
                                      Carla Ovadia, Spouse of Avraham Ovadia